NASDAQ: STAA February 11, 2025 Fourth Quarter and Fiscal 2024
Earnings Presentation Exhibit 99.2

02 STAAR Surgical Earnings Call and Webcast Fourth Quarter and Fiscal 2024 Today’s Speakers Investor Relations PATRICK WILLIAMS TOM FRINZI Chair of the Board, President and CEO Chief Financial Officer http://investors.staar.com Brian Moore VP, Investor Relations and Corporate Development Connie Johnson Director, Investor Relations  and High-Performance Management Niko Liu, CFA Director, Investor Relations and Corporate Development – Asia +1 626.303.7902 investorrelations@staar.com

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: all financial projections under the caption “Outlook”, plans, strategies, and objectives of management for 2025 and beyond or prospects for achieving such plans, expectations for sales, revenue, margin, expenses, use of cash, cash flows, and any statements of assumptions underlying any of the foregoing, including those relating to expected or future financial performance. In addition, the financial data in this presentation is unaudited and subject to completion of year-end audit and review procedures. Further, the Company has not yet finalized its tax provision, including its valuation allowance for its deferred tax asset and other potential tax entries. Audited financial information will be included in the Company’s Annual Report on Form 10-K for the year ended December 27, 2024, which the Company intends to file on or before February 25, 2025. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: our ability to continue our growth and profitability trajectory; our reliance on independent distributors in international markets; a slowdown or disruption to the Chinese economy; global economic conditions; disruptions in our supply chain; fluctuations in foreign currency exchange rates; international trade disputes (including involving tariffs) and substantial dependence on demand from Asia; changes in effective tax rate or tax laws; any loss of use of our principal manufacturing facility; competition; potential losses due to product liability claims; our exposure to environmental liability; data corruption, cyber-based attacks or network security breaches and/or noncompliance with data protection and privacy regulations; acquisitions of new technologies; climate changes; the willingness of surgeons and patients to adopt a new or improved product and procedure; extensive clinical trials and resources devoted to research and development; compliance with government regulations; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before or after approval, or to take enforcement action; laws pertaining to healthcare fraud and abuse; changes in FDA or international regulations related to product approval; product recalls or failures; and other important factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2023 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Information” section of the Company’s website under the heading “SEC Filings,” as any such factors may be updated from time to time in the Company’s other filings with the SEC. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We intend to use our website as a means of disclosing material non-public information about the Company and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website in the ‘Investor Relations’ sections at investors.staar.com. Accordingly, investors should monitor such portion of our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the Email Alerts section at investors.staar.com. Forward Looking Statements 03

Non-GAAP Financial Information To supplement the Company’s financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables include certain non-GAAP financial measures, including Adjusted EBITDA. Management uses these non-GAAP financial measures in its evaluation of Company operating performance and believes investors will find them useful in evaluating the Company’s operating performance, including cash flow generation, and in analyzing period-to-period financial performance of core business operations and underlying business trends. Non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. EBITDA is a non-GAAP financial measure, which is calculated by adding interest income and expense, net; provision for income taxes; and depreciation and amortization to net income. In calculating Adjusted EBITDA and Adjusted EBITDA per diluted share, the Company further adjusts for stock-based compensation expense. As stock-based compensation is a non-cash expense that can vary significantly based on the timing, size and nature of awards granted, the Company believes that the exclusion of stock-based compensation expense can assist investors in comparisons of Company operating results with other peer companies because (i) the amount of such expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expense can vary significantly between periods as a result of the timing of grants of new stock-based awards, including inducement grants in connection with hiring. Additionally, the Company believes that excluding stock-based compensation from Adjusted EBITDA and Adjusted EBITDA per diluted share assists management and investors in making meaningful comparisons between the Company’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future. The Company also presents certain financial information on a constant currency basis, which is intended to exclude the effects of foreign currency fluctuations. The Company conducts a significant part of its activities outside the U.S. It receives sales revenue and pays expenses principally in U.S. dollars, Swiss francs, Japanese yen and euros. The exchange rates between dollars and non-U.S. currencies can fluctuate greatly and can have a significant effect on the Company’s results when reported in U.S. dollars. In order to compare the Company's performance from period to period without the effect of currency, the Company will apply the same average exchange rate applicable in the prior period, or the “constant currency” rate to sales or expenses in the current period as well. In the appendix to this presentation, the Company has included a reconciliation of Adjusted EBITDA and Adjusted EBITDA per diluted share to net income (loss) and net income (loss) per diluted share, the most directly comparable GAAP financial measure, as well as supplemental financial information with net sales expressed in constant currency. The Company has also provided a reconciliation of forward-looking Adjusted EBITDA and Adjusted EBITDA per diluted share to net income (loss) and net income (loss) per diluted share. This represents forward-looking information, and actual results may vary. Please see the risks and assumptions referred to in the Forward-Looking Statements section of this presentation. 04

STAAR Surgical + EVO ICL™ Around the World FOURTH QUARTER AND FISCAL 2024 EARNINGS PRESENTATION

STAAR / Fiscal 2024 Results Reflect Ongoing EVO ICL™ Adoption Overshadowed by Heavy Exposure to China Macroeconomic Conditions



"STAAR's fiscal 2024 results reflect fluctuating demand in China, which more than offset the strong performance across our other regions. China is the largest market in the world for refractive procedures, and macroeconomic conditions and consumer confidence in China remain weak. While the government stimulus announced in September looked promising, the demand for our cash-pay ICLs deteriorated dramatically as we exited the year. ICL procedure volumes in China improved in January, but we expect overall lower demand in China in fiscal 2025, particularly in the first half. "

"Outside of China, we expect to sustain double-digit growth across our global markets in 2025 as demand for our ICL technology continues to outpace the refractive market overall. Myopia is not going away, and we have a unique technology in Collamer with over 30 years of proven clinical outcomes. We have built up a strong balance sheet that provides STAAR with the resiliency to face these macroeconomic challenges, which we believe are transitory. "

– Tom Frinzi
Chair of the Board, President and CEO

Enhanced commercial focus and investments are driving EVO ICL adoption despite a challenging macroeconomic and geopolitical backdrop for our cash-pay vision correction technology

$49.0M	**$313.9M**	**$230.5M**
Q4'24 GAAP Net Sales	FY24 GAAP Net Sales	Cash, Cash Equivalents and Investments at Dec. 27, 2024

Q4'24 ICL Sales $46.9M

- China ICL sales $7.5M
- ICL Sales Ex. China $39.5M

FY24 ICL Sales $312.5M

- China ICL sales $161.0M
- ICL Sales Ex. China $151.6M

+13%
FY24 ICL Sales Ex. China

+15%	**+10%**	**+14%**
Americas	EMEA	APAC Ex. China

-13%
FY24 China ICL Sales

- Macro headwinds
- Weak consumer confidence
- Worsening trends in overall refractive procedure volumes exiting FY24

Our investments in customer education, innovative tools and comprehensive practice support, coupled with the advancement of our lower diopter strategies, are also expanding our total addressable market.

- Surgeon Confidence
- Movement Down Diopter Curve
- Innovation

STAARSURGICAL

Note: Net Sales reflects consolidated ICL Sales and Other Products Sales, which historically has included cataract IOLs, delivery systems and normal recurring sales adjustments such as sales return allowances. Other Product Sales were $2.1M and $1.4M for Q4'24 and FY24, respectively.

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China / Negative Retail Sales Stemming from Weak Consumer Confidence China Retail Sales Growth Y/Y  07 October 30, 2024
STAAR 3Q24 Earnings
Call and Webcast September 24, 2024
Government Stimulus Announced China Consumer Confidence China Lockdowns April 2022 China Reopening Q1 2023 Tier 1 Cities Retail Sales Rebound Macroeconomic Headwinds for Consumer Discretionary Spending Note: Source: China National Bureau of Statistics and STAAR Surgical.

China ICL Sales / Deteriorated Following October 30th Q3’24 Earnings Report Fourth Quarter and Fiscal 2024 08 China -82% -13% Q4’24 Growth Y/Y FY24 Growth Y/Y China ICL sales declined 82% in Q4’24 and declined 13% in FY24
As a proxy for procedural volumes in China, STAAR tracks sell-through data, which is estimated based on the movement of product between the distributors and the end user hospitals The challenging macroeconomic environment and weak consumer confidence in China contributed to an estimated decline in overall refractive procedure volume of approximately 15% in FY24* Estimated sell-through was extremely volatile month-to-month in FY24 Following the short-lived recovery in October, we saw some ups and downs in November, and things worsened in December ($ MILLIONS) UNAUDITED Our Experience Shows China Can Rebound Quickly Note: * Company estimates.  We saw rapid increases in ICL sell-through in China in 2021 following the initial COVID-19 surge and again in Q1'23, as China exited lockdowns and the economy reopened
Data shows significant increases in China consumer savings, even post-COVID, over the past several years
We and our China distributors believe the current weakness is transitory We expect to see performance rebound in 2H25 as anticipated government stimulus takes hold and our distributors work through their elevated inventory levels

Fourth Quarter and Fiscal 2024

ICL Sales Ex. China / Growth Is Outpacing Refractive Markets

($ MILLIONS) UNAUDITED

Americas



$ 5.3
$ 6.2
$ 6.4
$ 22.2
$ 25.7
Q4 2023
Q3 2024
Q4 2024
FY 2023
FY 2024

Q4’24 Growth Y/Y	FY24 Growth Y/Y
+22%	+15%

- U.S. ICL sales up 22% in Q4’24 and 19% in FY24, significantly outpaced refractive market
- Signed 13 total “Fast Lane” Highway 93 strategic agreements in FY24

EMEA



$ 10.1
$ 10.3
$ 11.0
$ 39.3
$ 43.3
Q4 2023
Q3 2024
Q4 2024
FY 2023
FY 2024

Q4’24 Growth Y/Y	FY24 Growth Y/Y
+9%	+10%

- Q4’24 growth driven primarily by European distributor markets up 14% and Spain up 8%
- Middle East Q4’24 up 8% and up a strong 37% for FY24 despite headwinds

APAC Ex. China



$ 18.4
$ 20.9
$ 22.1
$ 72.5
$ 82.6
Q4 2023
Q3 2024
Q4 2024
FY 2023
FY 2024

Q4’24 Growth Y/Y	FY24 Growth Y/Y
+20%	+14%

- Japan ICL sales up 15% in Q4’24 and 14% in FY24
- South Korea ICL sales up 14% in Q4’24 and 10% in FY24 driven by country’s first ICL-only clinic which implanted well over 2,000 lenses in FY24
- India ICL sales up 21% in FY24 driven by investments in STAAR’s in-country commercial team, which has more than doubled in last few years

GLOBAL Ex. China



$ 33.8
$ 37.4
$ 39.5
$ 134.0
$ 151.6
Q4 2023
Q3 2024
Q4 2024
FY 2023
FY 2024

Q4’24 Growth Y/Y	FY24 Growth Y/Y
+17%	+13%

EVO ICL continues to take market share and grow sales in a challenging overall market for refractive vision procedures

- FY24 U.S. refractive procedure volumes down approximately 18%[1]
- FY24 EMEA refractive procedure volumes down approximately 5-10%[2]
- FY24 APAC Ex. China refractive procedure volumes down approximately 5%[2]

STAARSURGICAL

Notes: Americas includes the United States, Canada and Latin American countries EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa distributors; APAC Ex. China includes Japan, South Korea, India and the rest of Asia Pacific distributors. Net Sales reflects consolidated ICL Sales and Other Products Sales, which historically included cataract IOLs, delivery systems and normal recurring sales adjustments such as sales return allowances. (1) Refractive Surgery Council (2) Company estimates

09

STAAR / ICL Sales Mix Is Heavily Indexed to China ICL Sales  | Fiscal 2024 $312.5M Our global ICL sales mix is the outcome of paced investments based on market opportunity. EVO ICL™ Wins Market Share Where We Invest CHINA APAC Ex. CHINA EMEA AMERICAS 52% vs. 58% in 2023 $161.0M 26% vs. 23% in 2023 $82.6M 14% vs. 12% in 2023 $43.3M 8% vs. 7% in 2023 $25.7M 10

STAAR / ICL Sales Outlook for Fiscal 2025 ICL Sales Ex. China $165M - $175M Up 9% to 15% Y/Y Introducing Fiscal 2025 ICL Sales Ex. China Outlook  China ICL Sales $75M - $125M Introducing Fiscal 2025 China ICL Sales  Outlook 11 Employment Levels Retail Sales Discretionary Spending Consumer Confidence Government Policies, e.g., Fiscal Stimulus, Tariffs Real Estate Values Underlying Assumptions for Fiscal 2025 Sales Outlook  The range for ICL Sales Ex. China assumes overall refractive procedure volumes in Americas will be down 5%-10%; EMEA will be flat; and APAC Ex. China will be flat The range for China ICL Sales is dependent on overall refractive procedure volumes, which the Company believes could be down 10% at the low end; the high end of the range contemplates a rebound in overall refractive procedure volumes growing 10%  Q1’25 and Q2’25 Net Sales of approximately $40 million per quarter

12 STAAR / Net Sales and GAAP Net Income (Loss) Income Statement Chief Financial Officer PATRICK WILLIAMS Net Sales GAAP Net Income (Loss) Dollars in millions FY24 net sales of $313.9M
Decrease in net sales driven largely by a significant decline in China ICL sales in Q4’24
FY24 Constant Currency net sales of $316.7M
Q4’24 net sales of $49.0M
Q4’24 Constant Currency net sales of $49.1M GAAP Net Income (Loss), per share Dollars in millions

13 STAAR / Gross Profit and Outlook for Fiscal 2025 Gross Profit Dollars in millions FY24 Gross profit of $239.6M or 76.3% of net sales
FY24 Gross profit margin declined 210 bps Y/Y
Q4’24 Gross profit of $31.6M or 64.7% of net sales
Q4’24 Gross profit margin declined 149 bps Y/Y Gross profit for Q/Q, and Y/Y negatively impacted by: Recognition of cost of sales associated with ICLs shipped into China in Q4’24, for which the Company did not recognize revenue Period costs associated with expansion of the Company’s manufacturing in Switzerland, as well as the temporary idling of its U.S. manufacturing facility during the holiday season and for facility upgrades ~75% Introducing Fiscal 2025 Gross Margin Outlook  The Company's gross margin decrease in Q4'24 was related to the China ICL order in December; gross margin is expected to normalize in FY25, except that the Company will see a reduction due to its planned decrease in production output The Company expects that longer term, as growth rebounds, it will increase production output, which will lead to higher gross margin; the Company continues to believe that it has the potential to achieve 80%+ gross margin 1H25 gross margin expected to be in the low 70s, and 2H25 in the mid- to high- 70s, resulting in FY25 gross margin of approximately 75%

Q4 2024 OpEx Fiscal 2024 OpEx Fiscal 2025 OpEx Outlook For FY25, we expect G&A expense to be approximately $20 million to $27 million per quarter For FY25, we expect Selling and Marketing expense to be approximately $22 million to $30 million per quarter Research & Development Selling & Marketing 122% 80% General & Adminstrative $59.6M $252.2M $12.0M vs. $10.9M Yr Ago $54.0M vs. $44.4M Yr Ago $22.6M Yr Ago $26.2M vs. $107.8M Yr Ago $108.3M vs. $16.9M Yr Ago $21.3M vs. $72.3M Yr Ago $89.9M vs. Total OpEx Total OpEx For FY25, we expect R&D expense to be approximately $11 million to $15 million per quarter STAAR has made significant investments globally in human capital, manufacturing capacity expansion and technology infrastructure to bring our EVO ICL procedure to the market. STAAR / Operating Expenses and Outlook for Fiscal 2025 14

STAAR / Adjusted EBITDA1 and Balance Sheet Outlook for Fiscal 2025 Approximately $(30) million loss per quarter for each of Q1 and Q2 1H25 FISCAL 2025 The Company expects approximately $(50)M to $(15)M Adjusted EBITDA loss for FY25 and Adjusted EBITDA per diluted share loss range of approximately $(1.00) to $(0.30) for FY25 Note: (1) Adjusted EBITDA and Adjusted EBITDA per share are non-GAAP financial measures.  For further information on non-GAAP financial measures, please refer to the “Use of Non-GAAP Financial Measures” section of this presentation. Please also refer to the table on slide 20 of this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure. Adjusted EBITDA Outlook  Cash, Cash Equivalents & Investments as of December 27, 2024 $230.5M Cash, Cash Equivalents & Investments of $232.4M at the end of FY23, and no debt NO DEBT Adjusted EBITDA Approximately $5 million to $22.5 million gain per quarter for each of Q3 and Q4 2H25 Adjusted EBITDA Outlook  Introducing Fiscal 2025 Introducing Fiscal 2025 Adjusted EBITDA Outlook  Use of cash and cash flows will vary by quarter; the Company expects to end FY25 with Cash, Cash Equivalents & Investments of approximately $150M-$175 million FISCAL 2025 Cash Flow Outlook 15

STAAR / Big Market. Great Product. Focused Path Forward

Myopia Is Not Going Away



By 2050, 50% of the World's Population Will Have Myopia.1 EVO ICL continues to lead in the lens-based refractive market, globally, and address the large TAM

Financial Strength

Our strong balance sheet was built over years to provide resiliency during these times of macroeconomic challenges, which we believe are transitory



TOM FRINZI

Chair of the Board, President and CEO

Unique Collamer® Technology


ICL

30+ Years of Success

Proven Clinical Outcomes

Proprietary Collamer® Material

Focus


2025

STAARSURGICAL

Note: (1) Holden BA, Fricke TR, Wilson DA, Jong M, Naidoo KS, Sankaridurg P, Wong TY, Naduvilath TJ, Resnikoff S. Global Prevalence of Myopia and High Myopia and Temporal Trends from 2000 through 2050. Ophthalmology. 2016 May;123(5):1036-42. doi: 10.1016/j.ophtha.2016.01.006. Epub 2016 Feb 11. PMID: 26875007.

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Q&A STAAR SURGICAL
FOURTH QUARTER AND FISCAL 2024 EARNINGS WEBCAST 17

STAAR Surgical

ICL Sales by Geography

(IN 000'S) UNAUDITED

	FISCAL YEAR			THREE MONTHS ENDED				
ICL Sales by Region[5]	2022	2023	2024	Dec 29, 2023	Mar 29, 2024	Jun 28, 2024	Sep 27, 2024	Dec 27, 2024
Americas[1]	$20,114	$22,233	$25,670	$5,264	$6,260	$6,794	$6,187	**$6,429**
EMEA[2]	$36,715	$39,318	$43,337	$10,103	$11,299	$10,727	$10,333	**$10,978**
APAC [3]	$212,883	$257,876	$243,536	$59,254	$59,592	$81,844	$72,581	**$29,519**
Global ICL Sales	$269,712	$319,427	$312,543	$74,621	$77,151	$99,365	$89,101	**$46,926**
Global ICL Sales Growth	27%	18%	(2%)	22%	9%	7%	10%	**(37%)**
Americas ICL Sales Growth	43%	11%	15%	(8%)	12%	14%	14%	**22%**
EMEA ICL Sales Growth	(2%)	7%	10%	18%	11%	10%	12%	**9%**
APAC ICL Sales Growth	32%	21%	(6%)	26%	9%	6%	9%	**(50%)**
Global ICL Unit Growth	33%	19%	(6%)	19%	2%	3%	6%	**(39%)**

	FISCAL YEAR			THREE MONTHS ENDED				
ICL Sales by Country[4,5]	2022	2023	2024	Dec 29, 2023	Mar 29, 2024	Jun 28, 2024	Sep 27, 2024	Dec 27, 2024
China	$147,967	$185,404	$160,979	$40,813	$38,460	$63,345	$51,719	**$7,455**
Growth	38%	25%	(13%)	30%	10%	3%	7%	**(82%)**
Japan	$32,623	$36,352	$41,409	$9,495	$10,227	$9,735	$10,490	**$10,957**
Growth	14%	11%	14%	16%	11%	14%	15%	**15%**
South Korea	$17,940	$19,853	$21,841	$4,996	$6,725	$3,973	$5,435	**$5,708**
Growth	18%	11%	10%	39%	1%	20%	11%	**14%**
United States	$15,070	$17,168	$20,475	$4,164	$5,039	$5,541	$4,822	**$5,073**
Growth	59%	14%	19%	(8%)	15%	25%	16%	**22%**
ICL Sales Ex. China	$121,745	$134,023	$151,564	$33,808	$38,691	$36,020	$37,382	**$39,471**
Growth	15%	10%	13%	14%	9%	13%	14%	**17%**

Note: (1) Americas includes the United States, Canada and Latin American countries (2) EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa distributors (3) APAC includes China, Japan, South Korea, India and the rest of Asia Pacific distributors (4) ICL Sales by country includes countries representing more than 5% of total ICL sales in the most recently completed fiscal year (5) ICL sales do not include IOL, injector or other sales.

STAARSURGICAL 18

STAAR Surgical

Reconciliation of Non-GAAP Financial Measures

(IN 000'S) UNAUDITED

Net Income (Loss) to Adjusted EBITDA (in 000's except for per share)

	Q1-23	Q2-23	Q3-23	Q4-23	2023	Q1-24	Q2-24	Q3-24	Q4-24	2024	2025 Outlook[2]
Net income (loss) (as reported)	$2,710	$6,064	$4,817	$7,756	$21,347	$(3,339)	$7,379	$9,980	$(34,228)	$(20,208)	$(78)M – $(63)M
Provision (benefit) for income taxes	$2,009	$2,428	$1,929	$5,983	$12,349	$1,128	$2,955	$3,179	$3,894	$11,156	$(5)M - $0
Other (income) expense, net	$(1,919)	$105	$(451)	$(3,334)	$(5,599)	$(70)	$1,564	$(7,477)	$2,424	$(3,559)	-
Depreciation	$1,113	$1,285	$1,345	$1,368	$5,111	$1,237	$1,522	$1,757	2,375	6,891	$10,000
Other	$7	$34	$15	$30	$86	-	$26	$1,642	$26	$1,694	-
Stock-based compensation	$6,065	$8,423	$8,846	$182	$23,516	$6,339	$9,042	$7,160	$4,669	$27,210	$23,000 - $38,000
Adjusted EBITDA	$9,985	$18,339	$16,501	$11,985	$56,810	$5,295	$22,488	$16,241	$(20,840)	$23,184	$(50,000) - $(15,000)
Adjusted EBITDA as a % of Revenue	*13.6%*	*19.9%*	*20.6%*	*15.7%*	*17.6%*	*6.8%*	*22.7%*	*18.3%*	(42.6%)	7.4%	*(21)% - (5)%*
Net income (loss) per share, diluted- (as reported)	$0.05	$0.12	$0.10	$0.16	$0.43	$(0.07)	$0.15	$0.20	$(0.69)	$(0.41)	$(1.56) - $(1.26)
Provision (benefit) for income taxes	$0.04	$0.05	$0.04	$0.12	$0.25	$0.02	$0.06	$0.06	$0.08	$0.22	$(0.10) - $0.0
Other (income) expense, net	$(0.04)	-	$(0.01)	$(0.07)	$(0.11)	-	$0.03	$(0.15)	$0.05	$(0.07)	$0.0
Depreciation	$0.02	$0.03	$0.03	$0.03	$0.10	$0.03	$0.03	$0.04	$0.05	$0.14	$0.20
Other	-	-	-	-	-	-	-	$0.03	-	$0.03	-
Stock-based compensation	$0.12	$0.17	$0.18	-	$0.48	$0.13	$0.18	$0.14	$0.09	$0.55	$0.46 - $0.76
Adjusted EBITDA per share, diluted[1]	$0.20	$0.37	$0.33	$0.24	$1.15	$ 0.11	$ 0.45	$ 0.33	$(0.42)	$0.47	$(1.00) - $(0.30)
Weighted average shares outstanding - Diluted	49,500	49,516	49,370	49,242	49,427	48,907	49,811	49,731	49,266	49,597	50,000

Additional FY25 Outlook Details

In order to reconcile Adjusted EBITDA from Net Income for our FY25 Outlook, we are providing the following line-item details as of February 11, 2025:

- Provision (benefit) for Income Taxes is expected to be $(5)M to $0 for FY25
- Other (Income) expense is expected to be ~$0 for FY25
- Depreciation expense is expected to be ~$10M in FY25
- Stock-based compensation expense expected to be $23M to $38M in FY25

STAARSURGICAL

Note: (1) Adjusted EBITDA per diluted share may not add due to rounding. (2) FY25 Outlook line items are all approximations.

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